Adirondack Funds

The Adirondack Small Cap Fund

Ticker:  (ADKSK)

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed on the adequacy of this prospectus.  Any representation to the contrary is a criminal offense.

Prospectus dated

August 1, 201 1

Table of Contents

Fund Summary

1

Investment Objective

1

Fees and Expenses of the Fund

1

Principal Investment Strategy

2

Risks

2

Risks in General

2

Risks of Investing in Common Stocks

3

Foreign Risk

3

Risks of Smaller-Sized Companies

3

Value Investing Risk

3

Value Investing Risk

3

Sector Risk

3

Fund Management Risk

4

Performance

4

Additional Information on Investment Objective, Strategies and Risks

6

Risks in General

7

Risks of Investing in Common Stocks

7

Foreign Risk

7

Risks of Smaller-Sized Companies

8

Value Investing Risk

8

Value Investing Risk

8

Sector Risk

8

Fund Management Risk

8

Investment Advisor

9

Shareholder Information

10

Who should invest?

10

How to Purchase Shares

10

How Net Asset Value is Determined

12

Transactions through Brokers and Other Intermediaries

12

Minimum Investment

13

How to Redeem Shares

13

Tax-Deferred Retirement Plans

15

Dividends and Distributions

15

Taxes

15

Frequent Purchases and Sales of Fund Shares

16

Financial Highlights

17

Privacy Policy

18

Where to Obtain More Information

Back Cover

Fund Summary

Investment Objective

The objective of the Fund is long-term capital appreciation.

Fees and Expenses of the Fund

The following table describes the fees and expenses that you will pay if you purchase shares of the Adirondack Small Cap Fund.

Shareholder Fees (Paid directly from your investment):

Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) on Reinvested Dividends	None
Redemption Fee (as a percentage of amount redeemed within 30 days)	1.00%
Exchange Fee	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees	1.25%
Distribution (and/or Service) (12b-1) Fees	None
Other Expenses	0. 39%
Acquired Fund Fees and Expenses(1)	0. 02%
Total Annual Fund Operating Expenses	1. 66%
Less Fee Reduction and/or Expense Reimbursement(2)	(0. 16 )%
Total Annual Fund Operating Expenses after Waiver and/or Reimbursement	1. 50%

(1)Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies.  The operating expenses in this fee table will not correlate to the expense ratio in the Fund's financial highlights because the financial statements include only the direct operating expenses incurred by the Fund.

(2) Adirondack Research & Management Inc. has contractually agreed to defer its management fee and reimburse expenses to the extent necessary to maintain the Fund’s total annual operating expenses (excluding brokerage costs, borrowing costs (such as interest and dividends on securities sold short), taxes, extraordinary expenses, and costs of acquired funds) at 1.4 8 % until July 31, 2012.  The agreement may be terminated by the Fund’s Board of Trustees on 60 days’ written notice to the advisor.  Any reduction by the advisor is subject to repayment by the Fund within the three fiscal years following the fiscal year in which the expenses occurred, if the Fund is able to make the repayment without exceeding its current expense limitations and the repayment is approved by the Board of Trustees.

Expense Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, with the exception of the “1 year” example, which has been calculated to reflect the advisor’s contractual agreement to reduce management fees and reimburse expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$153	$ 491	$ 871	$ 1,938

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 22.95 % of the average value of its portfolio.

Principal Investment Strategy

The Fund seeks to achieve its objective by investing in a diversified portfolio of undervalued common stocks of small capitalization companies as determined by the Fund’s investment advisor.  Small capitalization companies are defined by the investment advisor as companies with market capitalizations of less than $3 billion at acquisition.  Under normal circumstances, at least 80% of the Fund’s total assets will be invested in common stocks of small capitalization companies. The Fund may invest up to 15% of its total assets in sponsored American Depositary Receipts (“ADRs”) issued by foreign companies.  The advisor employs a contrarian selection strategy, which primarily focuses on out-of-favor securities. Market expectations for such companies are low, resulting in attractive valuations in certain cases.  To find such stocks, the advisor uses screens that include key valuation metrics such as price-to-book value, price-to-cash flow, price-to revenue and price-to-earnings. The advisor establishes price targets before securities are purchased and re-evaluates these price targets quarterly, or more frequently if conditions warrant. When price targets are reached the position is sold. In addition, the advisor will reduce positions that exceed 5% of the portfolio and sell those securities when the original investment rationale is no longer justified due to either company specific or industry issues.

Principal Risks of Investing in the Fund

Risks in General

Domestic economic growth and market conditions, interest rate levels, and political events are among the factors affecting the Fund’s investments.  There is risk that these and other factors may adversely affect the Fund’s performance.  An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  You may lose money by investing in the Fund.

Risks of Investing in Common Stocks

The Fund invests primarily in common stocks, which subjects the Fund and its shareholders to the risks associated with common stock investing.  These risks include the financial risk of selecting individual companies that do not perform as anticipated, the risk that the stock markets in which the Fund invests may experience periods of turbulence and instability, and the general risk that domestic and global economies may go through periods of decline and cyclical change.

Foreign Risk

To the extent the Fund invests in foreign securities by purchasing American Depositary Receipts, the Fund may be subject to risks not usually associated with owning securities of U.S. issuers.  These risks can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in financial reporting, differences in securities regulation and trading, and taxation issues.  These risks can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in financial reporting, differences in securities regulation and trading and taxation issues.

Risks of Smaller-Sized Companies

To the extent the Fund invests in the stocks of smaller-sized companies, the Fund may be subject to additional risks.  The earnings and prospects of these companies are more volatile than larger companies.  Smaller-sized companies may experience higher failure rates than do larger companies.  Smaller-sized companies may have limited markets, product lines or financial resources and may lack management experience.

Value Investing Risk

Value investing attempts to identify companies selling at a discount to their intrinsic value.  Value investing may also involve the purchase of securities that are disfavored in the market or companies whose value the advisor believes is not fully recognized by the investing public.  Value investing is subject to the risk that a company’s intrinsic value may never be fully realized by the market or that a company judged by the advisor to be undervalued may actually be appropriately priced.

Sector Risk

Sector risk is the possibility that stocks within the same group of industries will decline in price due to sector-specific market or economic developments.  If the advisor invests a significant portion of its assets in a particular sector, the Fund is subject to the risk that companies in the same sector are likely to react similarly to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that market segment. Focusing on investments in certain industries subjects the Fund to the risk that companies in that industry are  likely to react similarly to legislative or regulatory changes, adverse  market  conditions and/or increased competition affecting that market segment.  The Fund may invest heavily in technology stocks; however, the sectors in which the Fund may be overweighted will vary.

Fund Management Risk

The advisor’s strategy of investing in undervalued securities may fail.  The advisor may be incorrect in its assessment of the intrinsic value of the companies in which the Fund invests, or value stocks may be out of favor with investors.  The Fund may underperform and you may lose money.

Performance

Risk/Return Bar Chart and Table

The bar chart and performance table below show the variability of the returns of the Fund, which is one indicator of the risks of investing in the Fund.  The bar chart shows changes in the annual returns of the Fund for each full calendar year of operations.  The performance table shows how the Fund’s average annual total returns compare to those of a broad-based securities market index.  The Fund’s past performance (before and after taxes) does not necessarily reflect how the Fund will perform in the future.  Updated performance information is available at www.adirondackfunds.com or by calling 1-888-686-2729.

Year-by-Year Total Returns for years ended 12/31

During the periods shown in the bar chart, the highest quarterly return was 41.32% for the quarter ended June 30, 2009 and the lowest quarterly return was -22.03% for the quarter ended December 31, 2008. The return for the period from January 1, 2011 to June 30, 2011 was 4.49%.

Average Annual Total Returns as of December 31, 2010

	1 Year	5 Years	Since Inception *

Return Before Taxes	31.23%	8.15%	9.97%
Return After Taxes on Distributions	31.19%	7.73%	9.59%
Return After Taxes on Distributions and Sale of Fund Shares	20.30%	6.64%	8.23%
Russell 2000® Value Index (reflects no deductions for fees, expenses or taxes)	24.50%	3.52%	4.64%

*The Fund commenced operations on April 6, 2005.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Investment Advisor: Adirondack Research & Management Inc.

Investment Advisor Portfolio Managers: Matthew P. Reiner and Gregory Roeder are the Fund’s Portfolio Managers and have been since 2005 and 2006 , respectively.

Purchase and Sale of Fund Shares: The minimum initial investment is $3,000 and subsequent investments must total at least $50.  You may redeem shares of the Fund on each day that the Fund is open for business by sending a written request to the Fund at 8000 Town Centre Drive, Suite 400, Broadview Heights, OH 44147.

Tax Information: Distributions are taxable to you at ordinary income or capital gains tax rates, unless you are investing through a tax deferred arrangement, such as a 401(k) plan or individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s web site for more information.

Additional Information on Investment Objective, Strategies and Risks

Investment Objective

The objective of the Fund is long-term capital appreciation.  The Board of Trustees may change the objective without shareholder approval.  If the Fund decides to change its investment objective, shareholders will be given 60 days’ advance notice.

Principal Investment Strategies

The Fund seeks to achieve its objective by investing in a diversified portfolio of undervalued common stocks of small capitalization companies as determined by the Fund’s investment advisor.  Small capitalization companies are defined by the investment advisor as companies with market capitalizations of less than $3 billion at acquisition.  Under normal circumstances, at least 80% of the Fund’s total assets will be invested in common stocks of small capitalization companies.   The Fund invests primarily in the common stock of domestic companies, but may occasionally invest up to 15% of its total assets in sponsored ADRs issued by foreign companies.  During periods in which suitable undervalued equity securities are not available, up to 20% of the Fund’s total assets may be invested in money-market securities and/or shares of investment companies with investment objectives and principal investment strategies similar to those of the Fund.

The advisor employs a contrarian selection strategy, which primarily focuses on out-of-favor securities. Market expectations for such companies are low, resulting in attractive valuations in certain cases. The advisor analyzes the collection of out-of-favor stocks and selects those the advisor believes are in the best position to address company and/or industry specific issues and regain investor support.

To find such stocks, the advisor uses screens that include key valuation metrics such as price-to-book value, price-to-cash flow, price-to revenue and price-to-earnings. Securities identified by screens then undergo a more comprehensive review, which includes a detailed assessment of the company’s management, strategy, financial statements and competition.  The advisor purchases a position for the Fund after extensive due diligence results in a belief that the company will significantly improve operating results within two or three years.

Monitoring existing positions, regularly assessing industry risks and adjusting the portfolio accordingly are also integral components of the investment approach. The advisor believes a well conceived exit strategy is an essential part of the risk management process. The advisor establishes price targets before securities are purchased and re-evaluates these price targets quarterly, or more frequently if conditions warrant. When price targets are reached the position is sold. In addition, the advisor will reduce positions that exceed 5% of the portfolio and sell those securities when the original investment rationale is no longer justified due to either company specific or industry issues.

From time to time, the Fund may take temporary defensive positions, which are inconsistent with the Fund’s principal investment strategies, in attempting to respond to adverse market, economic, political, or other conditions.  For example, the Fund may hold all or a portion of its assets in money market instruments, including cash, cash equivalents, U.S. government securities, other investment grade fixed income securities, certificates of deposit, bankers acceptances, commercial paper, money market funds and repurchase agreements.  If the Fund invests in a money market fund, the shareholders of the Fund generally will be subject to duplicative management fees.  As a result of engaging in these temporary measures, the Fund may not achieve its investment objective.  The Fund also may also invest in money market instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies.

Principal Risks of Investing in the Fund

Risks in General

Domestic economic growth and market conditions, interest rate levels, and political events are among the factors affecting the Fund’s investments.  There is risk that these and other factors may adversely affect the Fund’s performance.  You should consider your own investment goals, time horizon, and risk tolerance before investing in the Fund.  An investment in the Fund may not be appropriate for all investors and is not intended to be a complete investment program.  An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  You may lose money by investing in the Fund.

Risks of Investing in Common Stocks

The Fund invests primarily in common stocks, which subjects the Fund and its shareholders to the risks associated with common stock investing.  These risks include the financial risk of selecting individual companies that do not perform as anticipated, the risk that the stock markets in which the Fund invests may experience periods of turbulence and instability, and the general risk that domestic and global economies may go through periods of decline and cyclical change.  Many factors affect the performance of each company in which the Fund invests, including the strength of the company’s management or the demand for its products or services.  You should be aware that a company’s share price may decline as a result of poor decisions made by its management or lower demand for the company’s products or services.  In addition, a company’s share price may also decline if its earnings or revenues fall short of expectations.  There are overall stock market risks that may also affect the value of the Fund.  Over time, the stock markets tend to move in cycles, with periods when stock prices rise generally and periods when stock prices decline generally.  The value of the Fund’s investments may increase or decrease more than the stock markets in general.

Foreign Risk

To the extent the Fund invests in foreign securities by purchasing American Depositary Receipts, the Fund may be subject to risks not usually associated with owning securities of U.S. issuers. These risks can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in financial reporting, differences in securities regulation and trading, and taxation issues.

Risks of Smaller-Sized Companies

To the extent the Fund invests in the stocks of smaller-sized companies, the Fund may be subject to additional risks.  The earnings and prospects of these companies are more volatile than larger companies.  Smaller-sized companies may experience higher failure rates than do larger companies.  The trading volume of securities of smaller-sized companies is normally less than that of larger companies and, therefore, may disproportionately affect their market price, tending to make the share price fall more in response to selling pressure than is the case with larger companies.  Smaller-sized companies may have limited markets, product lines or financial resources and may lack management experience.

Value Investing Risk

Value investing attempts to identify companies selling at a discount to their intrinsic value.  Value investing may also involve the purchase of securities that are disfavored in the market or companies whose value the advisor believes is not fully recognized by the investing public.  Value investing is subject to the risk that a company’s intrinsic value may never be fully realized by the market or that a company judged by the advisor to be undervalued may actually be appropriately priced.

Sector Risk

Sector risk is the possibility that stocks within the same group of industries will decline in price due to sector-specific market or economic developments.  If the advisor invests a significant portion of its assets in a particular sector, the Fund is subject to the risk that companies in the same sector are likely to react similarly to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that market segment. Focusing on investments in certain industries, such as the technology industry,  subjects the Fund to the risk that companies in that industry are  likely to react similarly to legislative or regulatory changes, adverse  market  conditions and/or increased competition affecting that market segment.  There is also the risk  that  the  products or services offered by these companies will not meet expectations  or  even  reach the marketplace. These risks may be increased to the  extent  that  the  Fund's portfolio is overweighted in a certain business segment  of  the  electronic  industry.  The Fund may invest heavily in technology stocks; however, the sectors in which the Fund may be overweighted will vary.

Fund Management Risk

The advisor’s strategy of investing in undervalued securities may fail.  The advisor may be incorrect in its assessment of the intrinsic value of the companies in which the Fund invests, or value stocks may be out of favor with investors.  The Fund may underperform and you may lose money.

Disclosure of Portfolio Holdings

The Fund’s portfolio holdings are included in semi-annual and annual reports that are distributed to shareholders of the Fund within 60 days after the close of the period for which such report is being made.  The Fund also discloses its portfolio holdings in its Schedules of Investments on Form N-Q, which is filed with the SEC no later than 60 days after the close of the first and third fiscal quarters.  These required filings are publicly available on the SEC’s website at www.sec.gov.  Therefore, portfolio holdings of the Fund are made publicly available no later than 60 days after the close of each of the Fund’s fiscal quarters.  A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information.

Investment Advisor

The investment advisor of the Fund is Adirondack Research & Management Inc. (“ARMI”), a New York corporation located at 2390 Western Avenue, Guilderland, NY 12084.  ARMI serves as advisor to the Fund pursuant to a management agreement with ARMI that is renewable (after the first two years) on an annual basis by a vote of a majority of the Board of Trustees, including a majority of the trustees of the Trust who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as amended, cast in person at a meeting called for the purpose of voting on such renewal.    Under the terms of this agreement, ARMI is responsible for formulating the Fund’s investment policies, making ongoing investment decisions and engaging in portfolio transactions. ARMI provides office space, services and equipment and supervises all matters relating to the Fund’s operations. For the fiscal year ended March 31, 2011 , ARMI received an advisory fee, after fee reductions, equal to 1.09 % of the average daily net assets of the Fund. ARMI is entitled to receive an annual advisory fee of 1.25% of the Fund’s average daily net assets and may recoup the fees reduced during the fiscal year within three years after the fee reductions if such recoupment can be achieved within the expense limit in effect at the time of the reductions.  If the fees are fully recouped, ARMI will effectively receive the full 1.25% advisory fee for the previous fiscal years.  A description of the Board of Trustees’ deliberations in renewing the management agreement is included in the Fund’s semi-annual report for the period ended September 30, 2010 ..

ARMI (not the Fund) may pay certain financial institutions (which may include banks, brokers, securities dealers and other industry professionals) a fee for providing distribution related services and/or for performing certain administrative servicing functions for Fund shareholders to the extent these institutions are allowed to do so by applicable statute, rule or regulation.  The Fund may from time to time purchase securities issued by financial institutions that provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.

Mr. Matthew P. Reiner and Mr. Gregory Roeder are the portfolio managers responsible for the day-to-day management of the Fund.

Matthew P. Reiner, CFA – Joined Adirondack Research & Management Inc. in February 2005 and serves as Co-Portfolio Manager of the Adirondack Small Cap Fund.  Prior to joining ARMI, Mr. Reiner was a Vice President and Portfolio Manager at Paradigm Capital Management.  Mr. Reiner began his investment career as a sell-side research associate with CL King & Associates in 1994.  He worked as an equity analyst for CL King & Associates from 1996 through 1997 and as a senior analyst and portfolio manager for CL King’s investment advisory business, Paradigm Capital Management, from 1998 through 2004.  Additionally, Mr. Reiner served as Vice President of Research for Paradigm Capital Management from 2000 through 2004.  He has an MBA from the University at Albany and is a holder of the Chartered Financial Analyst (CFA®) designation.

Gregory A. Roeder, CFA – Founded Adirondack Research & Management Inc. in 2004 and serves as Co-Portfolio Manager of the Adirondack Small Cap Fund.  Mr. Roeder began his professional career in 1986 with KeyCorp where he last served as Vice President of their Credit Risk Management Group.  At KeyCorp also spent time in the following roles; commercial lending, loan restructuring, merger due diligence and internal audit.  After leaving KeyCorp in 1997, Mr. Roeder served as a Research Analyst for CL King & Associates from 1997 through 2000 covering the financial service industry and special situation stocks.  Prior to forming ARMI (from 2000 to 2003) Mr. Roeder was an assistant portfolio manager at Eddy & Wakefield where he managed separate accounts and helped devise portfolio management strategies for high net worth clients.  Mr. Roeder holds an MBA in Finance from Hofstra University and is a holder of the CFA® designation

The Fund’s Statement of Additional Information provides information about ARMI and about each portfolio manager’s compensation, other accounts managed by each portfolio manager, and each portfolio manager’s ownership of Fund shares.

Shareholder Information

Who should invest?

Long–Term Investors

This Fund is intended to be a long-term investment vehicle and is not designed to provide investors a way to speculate on short-term stock market movements.

Diversified Investors

Investors should maintain diversified holdings of securities and not consider this Fund as their sole source of equity exposure.

Risk Tolerant Investors

This Fund will be comprised mostly of investments in smaller publicly-traded companies with market capitalizations less than $3 billion. Smaller companies are often characterized by modest trading volume, earnings volatility and limited research coverage. As such, the share prices of these securities may vary significantly from day-to-day. Investors should be prepared for such unpredictability, as this Fund will likely be more volatile than those funds that invest in securities of larger issuers.

How to Purchase Shares

You may purchase shares on any business day.  This includes any day the Fund is open for business, other than weekends and days on which the New York Stock Exchange (“NYSE”) is closed, including New Years Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.  Shares may be purchased directly from the Fund by sending a completed application and a check in the amount of your investment to the addresses below.  Your check should be made payable to the “Adirondack Small Cap Fund.”  Cash, third-party checks and traveler’s checks are not accepted.  Eligible purchases must meet applicable minimum investment requirements.  All investments must be in U.S. dollars, and the checks must be drawn on a U.S. bank.  All purchases of shares will be made at the next calculated net asset value (“NAV”) after a completed order is received by the Fund or its agent. The Fund does not issue share certificates. You will receive quarterly statements and a confirmation of each transaction. You should verify the accuracy of all transactions in your account as soon as you receive your confirmation.

Regular Mail:

c/o Adirondack Small Cap Fund
Mutual Shareholder Services, LLC

8000 Town Centre Drive, Suite 400

Broadview Heights, OH 44147

By Wire Transfer:

You may purchase shares directly through the Fund’s Transfer Agent or through a brokerage firm or other financial institution that has agreed to sell the Fund’s shares.  If you are investing directly in the Fund for the first time, you will need to establish an account by completing a Shareholder Account Application.  To establish an IRA, complete an IRA Application.  To request an application or arrange for a purchase by wire, call toll-free 1-888-686-2729.

You also may purchase Fund shares by making automatic periodic investments from your bank account.  To use this feature, select the automatic investment option in the account application and provide the necessary information about the bank account from which your investments will be made.  You may revoke your election to make automatic investments by calling 1-888-686-2729 or by writing to the Fund at:

Adirondack Small Cap Fund
c/o Mutual Shareholder Services, LLC

8000 Town Centre Drive, Suite 400

Broadview Heights, OH 44147

A $20 fee will be charged against your account for any payment check returned to the Transfer Agent or for any incomplete electronic fund transfer, or for insufficient funds, stop payment, closed account or other reasons.  If a check does not clear your bank, the Fund reserves the right to cancel the purchase.  If your purchase is canceled, you will be responsible for any losses to the Fund or fees imposed by your bank.  The Fund (or Fund agent) has the authority to redeem shares in your account(s) to cover any losses due to fluctuations in share price.  Any profit on such cancellation will accrue to the Fund.  Your investment in the Fund should be intended to serve as a long-term investment vehicle.  The Fund is not designed to provide you with a means of speculating on the short-term fluctuations in the stock market.  The Fund reserves the right to reject any purchase request that it regards as disruptive to the efficient management of the Fund, which includes investors with a history of excessive trading.  The Fund also reserves the right to stop offering shares at any time.

IMPORTANT INFORMATION ABOUT PROCEDURES

FOR OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.  This means that, when you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you.  We may also ask for identifying documents, and may take additional steps to verify your identity.  We may not be able to open an account or complete a transaction for you until we are able to verify your identity.

How Net Asset Value is Determined

The value of a single share of the Fund is known as its “net asset value” per share or “NAV.” The Fund’s NAV per share is normally calculated as of the close of the regular session of trading on the NYSE (normally 4:00 p.m., Eastern Time) on each weekday except New Years Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Thanksgiving Day and Christmas Day. The Fund’s NAV may be calculated earlier, however, if the NYSE closed early, trading on the NYSE is restricted or as permitted by the Securities and Exchange Commission (SEC). Transactions are processed at the NAV next calculated after the Fund (or an authorized broker, financial intermediary, or their authorized designee) receives the order.

The Fund’s NAV is determined by taking the market value of all securities owned by the Fund (plus all other assets such as cash), subtracting all liabilities and then dividing the result (net assets) by the number of shares outstanding.

The Fund’s securities are valued primarily on the basis of market quotations. If market prices are not available or, in the advisor’s opinion, market prices do not reflect fair value, or if an event occurs after the close of trading (but prior to the time the NAV is calculated) that materially affects fair value, the advisor may value the Fund’s assets at their fair value according to procedures approved by the Fund’s Board of Trustees.  For example, if trading in a thinly traded portfolio security is halted and does not resume before the Fund calculates its NAV, the advisor may need to price the security using the Fund’s fair value pricing guidelines.  Without a fair value price, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors.  Fair valuation of a Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund’s NAV by short-term traders.

To the extent the Fund invests in other investment companies, the NAV of the investment companies in which the Fund invests will be included in the calculation of the Fund’s NAV.  The prospectuses of those investment companies explain the circumstances under which those investment companies will use fair value pricing and the effects of using fair value pricing.

Transactions through Brokers and Other Intermediaries

The Fund has authorized brokerage firms and other financial intermediaries to receive purchase and redemption orders on the Fund’s behalf.  These brokers and financial intermediaries may designate other intermediaries to receive purchase and redemption orders on the Fund’s behalf.  If you buy or sell shares through a brokerage firm or other financial intermediary, the policies and fees may be different than those described here. They may charge transaction and other fees and may set different minimum investments or limitations on buying or selling shares. Consult a representative of your financial institution if you have any questions. The Fund will be deemed to have received a purchase or redemption order when the authorized broker, financial intermediary, or authorized designee receives the order. Your financial institution is responsible for transmitting your order in a timely manner.

Minimum Investment

The minimum initial investment is $3,000 and subsequent investments must total at least $50. The minimum initial investment requirement for tax qualified retirement plans is $1,000 with no minimum for subsequent investments.  See “How to Purchase Shares.”  The Fund reserves the right to change these minimums at any time.

  T he required minimum initial investment (for both regular accounts and tax qualified retirement plans) has been temporarily waived through July 31, 2012 for shareholders that are new to the Fund and that open their accounts with the automatic investment option.

Householding

To reduce expenses, we mail only one copy of the Prospectus and each annual and semi-annual report to those addresses shared by two or more accounts.  If you wish to receive individual copies of these documents, please call the Fund at 1-888-686-2729 or contact your financial institution.  We will begin sending you individual copies thirty days after receiving your request.

How to Redeem Shares

You may redeem shares of the Fund on each day that the Fund is open for business by sending a written request to the Fund at 8000 Town Centre Drive, Suite 400, Broadview Heights, OH 44147.  The request must state the number of shares or the dollar amount to be redeemed and your account number. The request must be signed exactly as your name appears on the Fund’s account records.

You may redeem any part of your account in the Fund by calling the Fund’s transfer agent at 1-888-686-2729.  You must first complete the Optional Telephone Redemption section of the investment application to institute this option.  The Fund and the transfer agent are not liable for following redemption instructions communicated by telephone to the extent that they reasonably believe the telephone instructions to be genuine.  However, if they do not employ reasonable procedures to confirm that telephone instructions are genuine, they may be liable for any losses due to unauthorized or fraudulent instructions.  Procedures employed may include recording telephone instructions and requiring a form of personal identification from the caller.

The Fund or the transfer agent may terminate the telephone redemption procedures at any time.  During periods of extreme market activity, it is possible that shareholders may encounter some difficulty in telephoning the Fund, although neither the Fund nor the transfer agent has ever experienced difficulties in receiving and in a timely fashion responding to telephone requests for redemptions.  If you are unable to reach the Fund by telephone, you may request a redemption by mail.

A signature guarantee of each owner is required to redeem shares in the following situations:

•

if you change ownership on your account,

•

if you request the redemption proceeds be sent to a different address than that registered on the account,

•

if a change of address request has been received by the Transfer Agent within the last 15 days, or

•

if you wish to redeem $25,000 or more from any shareholder account.

Signature guarantees are available from most banks, broker-dealers, municipal securities brokers and dealers, government securities brokers and dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. A notary public is not an acceptable guarantor.

You may  request that redemption proceeds be wired directly to your existing account in any commercial bank or brokerage firm in the United States.  The Fund will not wire redemption proceeds to third parties except to financial intermediaries for the benefit of shareholder(s) of record.  There is currently a $20 charge for processing wire redemptions. All charges will be deducted from your account by redemption of shares in your account.  Your bank or brokerage firm may also impose a charge for processing the wire. In the event that wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account address.

You may also redeem shares by placing a wire redemption through a securities broker or dealer. Broker-dealers may impose a fee on the shareholder for this service.  It is the responsibility of broker-dealers to properly transmit wire redemption orders.

You will receive the NAV per share next determined after receipt by the Fund or its agent of your redemption request in the form described above. The Fund will not make checks for redemption proceeds payable to third parties except to financial intermediaries for the benefit of shareholder(s) of record. Payment will be effected within seven days after tender in such form, provided that payment in redemption of shares purchased by check will be effected only after the check has been collected, which may take up to fifteen days from the purchase date. To eliminate this delay, you may purchase shares of the Fund by certified check or wire.

At the discretion of the Fund, corporate investors and other associations may be required to furnish an appropriate certification authorizing redemptions to ensure proper authorization.  The Fund reserves the right to require you to close your account if at any time the value of your shares is less than $1,000 (based on actual amounts invested, unaffected by market fluctuations), or such other minimum amount as the Fund may determine from time to time. After notification to you of the Fund’s intention to close your account, you will be given 60 days to increase the value of your account to the minimum amount.

The Fund reserves the right to suspend the right of redemption or to postpone the date of payment for more than seven days when: (i) trading on the NYSE is restricted; (ii) the NYSE is closed (other than weekend and holiday closings); (iii) an emergency exists, as determined by the SEC; or (iv) the SEC has permitted a suspension. All shares of the Fund are also subject to involuntary redemption if the Board of Trustees determines to liquidate the Fund.  Any involuntary redemption will create a capital gain or loss, which may have tax consequences about which you should consult your tax advisor.

Tax-Deferred Retirement Plans

The Fund’s Individual Retirement Account (“IRA”) application and additional forms required may be obtained by contacting the Fund at 1-888-686-2729.  For IRAs, the initial minimum investment is $1,000 with no minimum for subsequent contributions. The account will be maintained by the custodian, which currently charges an annual maintenance fee of $8, which is subject to change.

Investors who are self-employed may purchase shares of the Fund through tax-deductible contributions to retirement plans for self-employed persons, known as Keogh or H.R. 10 plans.  However, the Fund does not currently act as a sponsor or administrator for such plans. Fund shares may also be purchased for other types of qualified pension or profit sharing plans which are employer-sponsored, including deferred compensation or salary reduction plans known as “401(k) Plans” which give participants the right to defer portions of their compensation for investment on a tax-deferred basis until distributions are made from the plan.  The Fund's redemption fee for investment proceeds withdrawn within 30 days of investment does not apply to Fund shares purchased for 401(k) Plans.

Dividends and Distributions

The Fund expects that distributions to shareholders will consist primarily of capital gains, and that it will distribute substantially all of its net investment income and net realized gains, if any, annually.  Dividends and distributions are automatically reinvested in additional shares of the Fund (the Share Option) unless cash payments are specified on your application or are otherwise requested by written instructions to the Fund.

If you elect to receive dividends in cash and the U.S. Postal Service cannot deliver your checks or if your checks remain un-cashed for six months, your dividends will be reinvested in your account at the then-current NAV and your account will be converted to the Share Option.

Taxes

The following discussion relates solely to the federal income tax treatment of dividends and distributions by the Fund.  Investors should consult a tax advisor for the application of tax laws to their particular situations.

The Fund has qualified and intends to continue to qualify as a “regulated investment company” under Subchapter M of the Code by annually distributing substantially all of its net investment company taxable income and net capital gains in dividends to its shareholders and by satisfying certain other requirements. By so qualifying, the Fund will not be subject to federal income tax or excise tax based on net income on that part of its investment company taxable income and net realized short-term and long-term capital gains which it distributes to its shareholders in accordance with the Code’s requirements.

Dividends and distributions paid to shareholders are generally subject to federal income tax and may be subject to state and local income tax.  Dividends from net investment income and distributions from any excess of net realized short-term capital gains over net realized capital losses are currently taxable to shareholders as ordinary income.

Distributions of net capital gains by the Fund to its shareholders are taxable to the recipient shareholders as long-term capital gains, without regard to the length of time a shareholder has held Fund shares.  Redemptions of shares of the Fund are taxable events on which a shareholder may realize a gain or loss. To avoid a 28 % federal backup withholding tax requirement on dividends, distributions and redemption proceeds, individuals and other non-exempt shareholders must certify their taxpayer identification number to the Fund on the investment application. A shareholder may also be subject to backup withholding if the Internal Revenue Service notifies the Fund that the shareholder is subject to backup withholding for previous under-reporting of interest or dividend income.  Amounts withheld by the Fund are applied to the shareholder’s federal income tax liability. Foreign shareholders may be subject to federal income tax withholding of up to 30% of dividends, distributions and redemption proceeds from the Fund.

Reports containing appropriate federal income tax information (relating to the tax status of dividends and capital gain distributions by the Fund) will be furnished to each shareholder not later than 30 days following the close of the calendar year during which the payments are made. The above discussion concerning the taxation of dividends and distributions received by shareholders is applicable whether a shareholder receives such payment in cash or reinvests such amount in additional shares of the Fund.

Frequent Purchases and Sales of Fund Shares

The Fund discourages and does not accommodate frequent purchases and sales of fund shares, often referred to as market timing.  Market timing is an investment strategy using frequent purchase, redemptions and/or exchanges in an attempt to profit from short-term market movements.  Frequent purchases and redemptions of Fund shares may result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders.  The Fund has adopted a redemption policy to discourage short-term traders and/ or market timers from investing in the Fund and does not accommodate frequent trading by Fund shareholders.  A 1% fee will be assessed against investment proceeds withdrawn within 30 days of investment.  The Fund uses a “first in, first out” method for calculating the redemption fee.  This means that shares held the longest will be redeemed first, and shares held the shortest time will be redeemed last.  The proceeds collected from redemption fees will be retained by the Fund and will be used for the benefit of existing shareholders.  The redemption fee is applied uniformly in all cases , except that redemption fee does not apply to Fund shares purchased for 401(k) Plans.

While the Fund attempts to deter market timing, there is no assurance that it will be able to identify and eliminate all market timers.  For example, certain accounts called “omnibus accounts” include multiple shareholders.  Omnibus accounts typically provide the Fund with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Fund.  The netting effect often makes it more difficult to apply redemption fees.  However, the Fund’s agreements with financial intermediaries that sell shares of the Fund will require the intermediaries to provide shareholder identity and transaction information to the Fund, and obligate the intermediaries to carry out the Fund’s instructions to enforce the Fund’s market timing policies.  In addition to the redemption fee, the Fund reserves the right to reject any purchase order for any reason, including purchase orders that it does not think are in the best interest of the Fund or its shareholders or if the Fund thinks that trading is abusive.

Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance for the period of the Fund’s operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Sanville & Company, whose report, along with the Fund’s financial statements, are included in the Fund’s annual report, which is available upon request.

	Years Ended
	3/31/2011	3/31/2010	3/31/2009	3/31/2008	3/31/2007

Net Asset Value, at Beginning of Year	$12.77	$6.33	$11.01	$13.75	$12.35
Income From Investment Operations:
Net Investment Income (Loss) *	-0.04	-0.02	0.02	-0.08	-0.02
Net Gain (Loss) on Securities (Realized and Unrealized)	3.65	6.47	-4.50	-1.65	1.47
Total from Investment Operations	3.61	6.45	-4.48	-1.73	1.45

Distributions:
Net Investment Income	-	-0.01	-	-	-
Realized Gains	-	-	-0.20	-1.01	-0.05
Total from Distributions	-	-0.01	-0.20	-1.01	-0.05
Net Asset Value, at End of Year	$16.38	$12.77	$6.33	$11.01	$13.75

Total Return **	28.27%	101.91%	-40.86%	-13.08%	11.78%
Ratios/Supplemental Data:
Net Assets at End of Year (Thousands)	$58,389	$18,250	$5,773	$8,798	$9,706
Ratio of Expenses to Average Net Assets
Before Waivers	1.64%	1.84%	2.17%	1.99%	2.04%
After Waivers	1.49%	1.54%	1.70%	1.70%	1.70%
Ratio of Net Investment Income (Loss) to Average Net Assets
Before Waivers	-0.47%	-0.49%	-0.27%	-0.90%	-0.52%
After Waivers	-0.31%	-0.19%	0.21%	-0.62%	-0.18%
Portfolio Turnover	22.95%	61.01%	72.01%	87.74%	76.83%

* Per share net investment income (loss) has been determined on the basis of average shares outstanding during the period.
** Assumes reinvestment of dividends. Not Annualized for periods of less than one year.

Privacy Policy

The following is a description of the Fund’s policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources.  In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with unaffiliated third parties.

Categories of Information the Fund Collects.  The Fund collects the following nonpublic personal information about you:

•

Information the Fund receives from you on or in applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, assets, income and date of birth); and

•

Information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, parties to transactions, cost basis information, and other financial information).

Categories of Information the Fund Discloses.  The Fund does not disclose any nonpublic personal information about its current or former shareholders to affiliated or unaffiliated third parties, except as required or permitted by law.  The Fund is permitted by law to disclose all of the information it collects, as described above, to its service providers (such as the Fund’s custodian, administrator and transfer agent) to process your transactions and otherwise provide services to you.

Confidentiality and Security.  The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you.  The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

Where to Obtain More Information

You will find more information about the Adirondack Small Cap Fund, in the following documents:

Statement of Additional Information (SAI) - The SAI contains more detailed information about the Fund.  The SAI is incorporated herein by reference and is considered to be a part of this Prospectus.

Annual and Semi-Annual Reports — Our annual and semi-annual reports give current holdings and detailed financial statements of the Fund as of the end of the period presented.  In addition, market conditions and Fund strategies that affected the Fund’s performance are discussed in the annual report.

To obtain a Copy of One or More of These Documents:

Call or write for one, and a copy will be sent without charge.

Adirondack Small Cap Fund
c/o Mutual Shareholder Services, LLC

8000 Town Centre Drive, Suite 400

Broadview Heights, OH 44147

1-888-686-2729

You may also call or write the Fund to request other information about the Fund or to make shareholder inquiries or visit the Fund’s website at www.adirondackfunds.com.

You may also obtain information about the Fund (including the Statement of Additional Information and other reports) from the Securities and Exchange Commission on their Internet site at http://www.sec.gov or at their Public Reference Room in Washington, D.C.  Call the Securities and Exchange Commission at 1-202-551-8090 for room hours and operation.   You may also obtain Fund information by sending a written request and duplicating fee to the Public Reference Section of the SEC 100 F Street N.E., Washington, DC 20549-1520 or by electronic request at the e-mail address publicinfo@sec.gov.

Investment Company Act file number 811-21691

ADIRONDACK FUNDS

STATEMENT OF ADDITIONAL INFORMATION

Dated August 1, 2011

The Adirondack Small Cap Fund

2390 Western Avenue, Guilderland, NY 12084

1-888-686-2729 toll free

This Statement of Additional Information (“SAI”) is not a prospectus, but should be read in conjunction with the Fund’s current Prospectus dated August 1, 201 1 ..  The Annual Report to shareholders for the period ended March 31, 2011 is incorporated herein by reference.  A free copy of the Prospectus or Annual Report can be obtained without charge by contacting the transfer agent, Mutual Shareholder Services, LLC, at 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio 44147 or by calling 1-888-686-2729.

TABLE OF CONTENTS

General Information

2

Ethics

2

Proxy Voting

3

Disclosure of Portfolio Holdings

4

Permitted Investments

5

Investment Restrictions

13

Investment Advisor and Other Services

16

Determination of Share Price

19

Additional Tax Information

20

Control Persons and Principal Holders of Securities

21

Trustees and Officers

21

Portfolio Transactions and Brokerage

25

Financial Statements

26

General Information

The Adirondack Funds (the “Trust”) is an Ohio business trust formed by an Agreement and Declaration of Trust on December 8, 2004.  The Trust is an open-end investment company.  The Adirondack Small Cap Fund (the “Fund”) was organized as a diversified series of the Trust on December 8, 2004, and commenced operations on April 6, 2005.  The Fund is advised by Adirondack Research & Management Inc. a registered investment advisor (the “Advisor”) which is controlled by Gregory Roeder (President of the Trust) , Louis Morizio and Matthew Reiner ( Treasurer of the Trust) .. The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value.  The Fund is the only series currently authorized by the Trustees.

The Fund does not issue share certificates.  All shares are held in non-certificate form registered on the books of the Fund and the Fund’s transfer agent for the account of the shareholder.  Each share of a series represents an equal proportionate interest in the assets and liabilities belonging to that series with each other share of that series and is entitled to such dividends and distributions out of income belonging to the series as are declared by the Trustees.  The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series and the rights of shares of any other series are in no way affected.  In case of any liquidation of a series, the holders of shares of the series being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series.  Expenses attributable to any series are borne by that series.  Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable.  No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

For information concerning the purchase and redemption of shares of the Fund, see “How to Purchase Shares” and “How to Redeem Shares” in the Prospectus.  For a description of the methods used to determine the share price and value of the Fund’s assets, see “How Net Asset Value Is Computed” in the Prospectus and “Determination of Share Price” in this Statement of Additional Information.

Ethics

Pursuant to the requirements of rule 17j-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), and in order to protect against certain unlawful acts, practices and courses of business by certain individuals or entities related to the Trust or the Advisor, both the Fund and the Advisor have adopted a Code of Ethics (the “Code”) and procedures for implementing the provisions of the Code.  The personnel of the Trust and the Advisor are subject to the Code when investing in securities that may be purchased, sold or held by the Fund.  With respect to the Advisor, the Code may also be governed by provisions of the Investment Advisers Act of 1940.

Proxy Voting

The Board of Trustees of the Trust has delegated responsibilities for decisions regarding proxy voting for securities held by the Fund to the Fund’s Advisor.  The Advisor will vote such proxies in accordance with its proxy policies and procedures.  In some instances, the Advisor may be asked to cast a proxy vote that presents a conflict between the interests of the Fund’s shareholders, and those of the Advisor or an affiliated person of the Advisor.  In such a case, the Trust’s policy requires that the Advisor abstain from making a voting decision and to forward all necessary proxy voting materials to the Trust to enable the Board of Trustees to make a voting decision.  When the Board of Trustees of the Trust is required to make a proxy voting decision, only the Trustees without a conflict of interest with regard to the security in question or the matter to be voted upon shall be permitted to participate in the decision of how the Fund’s vote will be cast.  The Advisor has developed a detailed proxy voting policy that has been approved by the Trustees of the Fund.

The Advisor’s policies and procedures state that the Advisor generally relies on the individual portfolio manager(s) to make the final decision on how to cast proxy votes.  When exercising its voting responsibilities, the Advisor’s policies call for an emphasis on (i) accountability of management of the company to its board, and of the board to the company’s shareholders, (ii) alignment of management and shareholder interests and (iii) transparency through timely disclosure of important information about a company’s operations and financial performance.  While no set of proxy voting guidelines can anticipate all situations that may arise, the Advisor has adopted guidelines describing the Advisor’s general philosophy when proposals involve certain matters.  The following is a summary of those guidelines:

•

electing a board of directors – a board should be composed primarily of independent directors, and key board committees should be entirely independent.  The Advisor generally supports efforts to declassify boards or other measures that permit shareholders to remove a majority of directors at any time;

•

approving independent auditors – the relationship between a company and its auditors should be limited primarily to the audit engagement;

•

providing equity-based compensation plans - appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of shareholders and the interests of directors, management, and employees by providing incentives to increase shareholder value.  Conversely, the Advisor is opposed to plans that substantially dilute ownership interests in the company, provide participants with excessive awards, or have inherently objectionable structural features;

•

corporate voting structure - shareholders should have voting power equal to their equity interest in the company and should be able to approve or reject changes to a company’s by-laws by a simple majority vote.  The Advisor opposes super-majority requirements and generally supports the ability of shareholders to cumulate their votes for the election of directors; and

•

shareholder rights plans - shareholder rights plans, also known as poison pills, may tend to entrench current management, which the Advisor generally considers to have a negative impact on shareholder value.

The actual voting records relating to portfolio securities during the most recent 12-month period ended June 30 will be available without charge, upon request by calling toll free, 1-888-686-2729 or by accessing the SEC’s website at www.sec.gov.  In addition, a copy of the Fund’s proxy voting policies and procedures are also available by calling 1-888-686-2729 and will be sent within three business days of receipt of a request.

Disclosure of Portfolio Holdings

It is a policy of the Fund and a fiduciary duty of the Advisor not to disclose intentions to purchase or sell securities to anyone other than the broker-dealer commissioned to execute the trade.  Furthermore, the Advisor will not disclose details of positions owned by the Fund in an effort to encourage market-timing or otherwise treat shareholders preferentially.  The Fund is required to include a schedule of portfolio holdings in its annual and semi-annual reports to shareholders, which is sent to shareholders within 60 days of the end of the second and fourth fiscal quarters and which is filed with the Securities and Exchange Commission (the “SEC”) on Form N-CSR within 70 days of the end of the second and fourth fiscal quarters.  The Fund also is required to file a schedule of portfolio holdings with the SEC on Form N-Q within 60 days of the end of the first and third fiscal quarters.  The Fund must provide a copy of the complete schedule of portfolio holdings as filed with the SEC to any shareholder of the Fund, upon request, free of charge.  This policy is applied uniformly to all shareholders of the Fund without regard to the type of requesting shareholder (i.e., regardless of whether the shareholder is an individual or institutional investor).  Information contained in annual and semi-annual reports mailed to shareholders, as well as information filed with the SEC on Form N-Q and information posted on the Fund’s website, is public information.  All other information is non-public information.

The Fund has an ongoing relationship with third party servicing agents to release portfolio holdings information on a daily basis in order for those parties to perform their duties on behalf of the Fund.  These third party servicing agents are the Advisor, Transfer Agent, Fund Accounting Agent and Custodian.  The Fund also may disclose portfolio holdings, as needed, to auditors, legal counsel, proxy voting services (if applicable), pricing services, printers, parties to merger and reorganization agreements and their agents, and prospective or newly hired investment advisers or sub-advisers.  The lag between the date of the information and the date on which the information is disclosed will vary based on the identity of the party to whom the information is disclosed.  For instance, the information may be provided to auditors within days of the end of an annual period, while the information may be given to legal counsel or prospective sub-advisers at any time.  The Fund’s Chief Compliance Officer must authorize all disclosures of portfolio holdings.  This information is disclosed to all such third parties under conditions of confidentiality.  “Conditions of confidentiality” include (i) confidentiality clauses in written agreements, (ii) confidentiality implied by the nature of the relationship (e.g., attorney-client relationship), (iii) confidentiality required by fiduciary or regulatory principles (e.g., custody relationships) or (iv) understandings or expectations between the parties that the information will be kept confidential.  The Fund believes, based upon its expected size and operations, that these are reasonable procedures to protect the confidentiality of the Fund’s portfolio holdings and will provide sufficient protection against personal trading based on the information.

Except as described above, the Fund is prohibited from entering into any arrangements with any person to make available information about the Fund’s portfolio holdings without the specific approval of the Board.  The Advisor must submit any proposed arrangement pursuant to which the Advisor intends to disclose the Fund’s portfolio holdings to the Board, which will review such arrangement to determine (i) whether it is in the best interests of Fund shareholders, (ii) whether the information will be kept confidential and (iii) whether the disclosure presents a conflict of interest between the interests of Fund shareholders and those of the Advisor, or any affiliated person of the Fund, or the Advisor. Additionally, the Fund, the Advisor, and any affiliated persons of the Advisor, are prohibited from receiving compensation or other consideration, for themselves or on behalf of the Fund, as a result of disclosing the Fund’s portfolio holdings.

Permitted Investments

All principal investment strategies and risks are discussed in the prospectus.  Additional information regarding principal and non-principal strategies and risks are discussed here.

Principal Investment Strategies and Risks

FOREIGN SECURITIES are considered only if they are trading in domestic markets through the American Depositary Receipts (ADRs). An ADR is a receipt for the shares of a foreign-based corporation, held in the vault of a U.S. bank and entitling the shareholder to all dividends and capital gains.  A company issues a sponsored ADR whose stock will underlie the ADR. The corporation provides financial information to the bank and may subsidize the administration of the ADRs. An unsponsored ADR is issued by a broker/dealer or a depositary bank without the involvement of the company whose stock underlies the ADR.  Purchases of foreign equity securities entail certain risks.  For example, there may be less information publicly available about a foreign company then about a U.S.  Company, and foreign companies are not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the U.S.  Other risks associated with investments in foreign securities include changes in restrictions on foreign currency transactions and rates of exchanges, changes in the administrations or economic and monetary policies of foreign governments, the imposition of exchange control regulations, the possibility of expropriation decrees and other adverse foreign governmental action, the imposition of foreign taxes, less liquid markets, less government supervision of exchanges, brokers and issuers, difficulty in enforcing contractual obligations, delays in settlement of securities transactions and greater price volatility.  Unsponsored ADRs may carry more risk than sponsored ADRs because of the absence of financial information provided by the underlying company.  In addition, investing in foreign securities will generally result in higher commissions than investing in similar domestic securities.

Non-Principal Investment Strategies and Risks

CORPORATE DEBT SECURITIES  The Fund may invest in corporate debt securities which are trading at a discount or the Advisor feels are undervalued and offer the opportunity for price appreciation.  Corporate Debt Securities are long and short-term debt obligations issued by companies (such as publicly issued and privately placed bonds, notes and commercial paper).  The Advisor considers corporate debt securities to be of investment grade quality if they are rated BBB or higher by S&P or Baa or higher by Moody’s, or if unrated, determined by the Advisor to be of comparable quality.  Investment grade debt securities generally have adequate to strong protection of principal and interest payments.  In the lower end of this category, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than in higher rated categories.  The Fund may invest in both secured and unsecured corporate bonds. A secured bond is backed by collateral and an unsecured bond is not. Therefore an unsecured bond may have a lower recovery value than a secured bond in the event of a default by its issuer. The Advisor may incorrectly analyze the risks inherent in corporate bonds, such as the issuer’s ability to meet interest and principal payments, resulting in a loss to the Fund.

The Fund may also purchase lower quality debt securities, or unrated debt securities, that have poor protection of payment of principal and interest. These securities, commonly referred to as “junk bonds,” often are considered to be speculative and involve greater risk of default and of price changes due to changes in the issuer’s creditworthiness.  Market prices of these securities may fluctuate more than higher quality debt securities and may decline significantly in periods of general economic difficulty that may follow periods of rising rates.  While the market for junk bonds has been in existence for many years and has weathered previous economic downturns, the market in recent years has experienced a dramatic increase in the large-scale use of such securities to fund highly leveraged corporate acquisitions and restructurings. Accordingly, past experience may not provide an accurate indication of future performance of the junk bond market, especially during periods of economic recession.  The Fund may invest in securities which are of lower quality or are unrated if the Advisor determines that the securities provide the opportunity of meeting the Fund’s objective without presenting excessive risk.  The Advisor will consider all factors, which it deems appropriate, including ratings, in making investment decisions for the Fund and will attempt to minimize investment risks through diversification, investment analysis and monitoring of general economic conditions and trends.  To the extent that the Fund invests in lower quality securities, achievement of its investment objective may be more dependent on the Advisor’s credit analyses than is the case for higher quality bonds.  While the Advisor may refer to ratings, it does not rely exclusively on ratings, but makes its own independent and ongoing review of credit quality.

The market for lower quality securities may be thinner and less active than that for higher quality securities, which can adversely affect the prices at which these securities can be sold.  If there is not established retail secondary market and market quotations are not available, these securities are valued in accordance with procedures established by the Board of Trustees, including the use of outside pricing services.  Judgment plays a greater role in valuing junk bonds than is the case for securities for which external sources for quotations and last-sale information are available.  Adverse publicity and changing investor perceptions may affect the ability of outside pricing services used by the Fund to value these securities, and the Fund’s ability to dispose of these lower quality debt securities.

Lower quality securities present risks based on payment expectations. For example, junk bonds may contain redemption or call provisions.  If an issuer exercises the provisions in a declining interest rate market, the Fund would have to replace the security with a lower yielding security, resulting in a decreased return for investors.  Conversely, a junk bond’s value will decrease in a rising interest rate market, as will the value of the Fund’s assets.  If the Fund experiences unexpected net redemptions, this may force it to sell its junk bonds, without regard to their investment merits, thereby decreasing the asset base upon which the Fund’s expenses can be spread and possibly reducing the Fund’s rate of return.

Since the risk of default is higher for lower quality securities and sometimes increases with the age of these securities, the Advisor’s research and credit analysis are an integral part of managing any securities of this type held by the Fund.  In considering investments for the Fund, the Advisor attempts to identify those issuers of high-yielding securities whose financial condition is adequate to meet future obligations, has improved or is expected to improve in the future.  The Advisor’s analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earning prospects, and the experience and managerial strength of the issuer.

WARRANTS are securities that are usually issued with a bond or preferred stock but may trade separately in the market. A warrant allows its holder to purchase a specified amount of common stock at a specified price for a specified time.  The risk in investing in warrants is the Advisor might miscalculate their value, resulting in a loss to the Fund.  Another risk is the warrants will not realize their value because the underlying common stock does reach the Advisor’s anticipated price within the life of the warrant.

RIGHTS are usually granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued to the public. The right entitles its holder to buy common stock at a specified price.  Rights have similar features to warrants, except that the life of a right is typically much shorter, usually a few weeks. The Advisor believes rights may become underpriced if they are sold without regard to value and if analysts do not include them in their research. The risk in investing in rights is the Advisor might miscalculate their value resulting in a loss to the Fund. Another risk is the underlying common stock may not reach the Advisor’s anticipated price within the life of the right.

PREFERRED STOCKS are securities that have characteristics of both common stocks and corporate bonds. Preferred stocks may receive dividends but payment is not guaranteed as with a bond. These securities may be undervalued because of a lack of analyst coverage resulting in a high dividend yield or yield to maturity.  The risks of preferred stocks are a lack of voting rights and the Advisor may incorrectly analyze the security, resulting in a loss to the Fund.  Furthermore, preferred stock dividends are not guaranteed and management can elect to forego the preferred dividend, resulting in a loss to the Fund.

INVESTMENT COMPANY SECURITIES are shares of other mutual funds.  Due to adverse market, economic, political or other conditions; to maintain liquidity; or pending selection of investments, the Fund may temporarily invest in investment companies with investment objectives and principal investment strategies similar to those of the Fund.    This includes purchasing shares of  other investment companies that invest in small cap companies, investing in exchange traded funds that track small cap indices or investing in sector-based investment companies to gain exposure to certain segments of the market that the Advisor has determined may be under valued and offer the opportunity for capital appreciation.  Investments in other investment companies must be in accordance with the Fund’s investment policies. Under Section 12(d)(1) of the 1940 Act, the Fund may only invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the outstanding voting stock of any one investment company or invest more than 10% of its total assets in the securities of other investment companies.  However, Section 12(d)(1)(F) of the 1940 Act provides that the provisions of paragraph 12(d)(1) shall not apply to securities purchased or otherwise acquired by the Fund if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding stock of such registered investment company is owned by the Fund and all affiliated persons of the Fund; and (ii) the Fund has not offered or sold after January 1, 1971, and is not proposing to offer or sell any security issued by it through a principal underwriter or otherwise at a public or offering price which includes a sales load of more than 1½ percent. An investment company that issues shares to the Fund pursuant to paragraph 12(d)(1)(F) shall not be required to redeem its shares in an amount exceeding 1% of such investment company’s total outstanding shares in any period of less than thirty days. The Fund (or the Advisor acting on behalf of the Fund) must comply with the following voting restrictions:  when the Fund exercises voting rights, by proxy or otherwise, with respect to investment companies owned by the Fund, the Fund will either seek instruction from the Fund’s shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or vote the share s held by the Fund in the same proportion as the vote of all other holders of such security.  Because other investment companies employ an investment advisor and incur fees and expenses, such investments by the Fund will cause the Fund, and indirectly the Fund’s shareholders, to bear duplicate fees.

FUTURES CONTRACTS  Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security, class of securities, or an index at a specified future time and at a specified price. Futures contracts may be issued with respect to fixed-income securities, foreign currencies, single stocks or financial indices, including indices of U.S. government securities, foreign government securities, and equity or fixed-income securities.  U.S. futures contracts are traded on exchanges that have been designated “contract markets” by the Commodity Futures Trading Commission (the  “CFTC”) and must be executed through a futures commission merchant (“FCM”), or brokerage firm, which is a member of the relevant contract market. Through their clearing corporations, the exchanges guarantee performance of the contracts between the clearing members of the exchange. The Fund only invests in futures contracts to the extent it could invest in the underlying instrument directly.

The Fund will engage in futures transactions for hedging purposes only. This means that the Fund’s primary purpose in entering into futures contracts is to protect the Fund from fluctuations in the value of securities or interest rates without actually buying or selling the underlying debt or equity security. For example, if the Fund anticipates an increase in the price of stocks, and it intends to purchase stocks at a later time, the Fund could enter into a futures contract to purchase a stock index as a temporary substitute for stock purchases. If an increase in the market occurs that influences the stock index as anticipated, the value of the futures contracts will increase, thereby serving as a hedge against the Fund not participating in a market advance. This technique is sometimes known as an anticipatory hedge. Conversely, if the Fund holds stocks and seeks to protect itself from a decrease in stock prices, the Fund might sell stock index futures contracts, thereby hoping to offset the potential decline in the value of its portfolio securities by a corresponding increase in the value of the futures contract position. The Fund could protect against a decline in stock prices by selling portfolio securities and investing in money market instruments, but the use of futures contracts enables it to maintain a defensive position without having to sell portfolio securities.

If the Fund owns Treasury bonds and the portfolio manager expects interest rates to increase, the Fund may take a short position in interest rate futures contracts. Taking such a position would have much the same effect as the Fund selling Treasury bonds in its portfolio. If interest rates increase as anticipated, the value of the Treasury bonds would decline, but the value of the Fund’s interest rate futures contract will increase, thereby keeping the net asset value of the Fund from declining as much as it may have otherwise.  If, on the other hand, a portfolio manager expects interest rates to decline, the Fund may take a long position in interest rate futures contracts in anticipation of later closing out the futures position and purchasing the bonds. Although the Fund can accomplish similar results by buying securities with long maturities and selling securities with short maturities, given the greater liquidity of the futures market than the cash market, it may be possible to accomplish the same result more easily and more quickly by using futures contracts as an investment tool to reduce risk.

Risk Factors in Futures Transactions

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Liquidity Risk.  Because futures contracts are generally settled within a day from the date they are closed out, compared with a settlement period of three days for some types of securities, the futures markets can provide superior liquidity to the securities markets. Nevertheless, there is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract’s price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached, it may be impossible for the Fund to enter into new positions or close out existing positions. If the secondary market for a futures contract is not liquid because of price fluctuation limits or otherwise, the Fund may not be able to promptly liquidate unfavorable futures positions and potentially could be required to continue to hold a futures position until the delivery date, regardless of changes in its value. As a result, the Fund’s access to other assets held to cover its futures positions also could be impaired.

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Risk of Loss.  Although the Fund believes that the use of such contracts will benefit the Fund, the Fund’s overall performance could be worse than if the Fund had not entered into futures contracts if the Advisor’s investment judgment proves incorrect. For example, if the Fund has hedged against the effects of a possible decrease in prices of securities held in its portfolio and prices increase instead, the Fund will lose part or all of the benefit of the increased value of these securities because of offsetting losses in its futures positions. In addition, if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements.  Those sales may be, but will not necessarily be, at increased prices that reflect the rising market and may occur at a time when the sales are disadvantageous to the Fund.

The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing.  Because the deposit requirements in the futures markets are less onerous than margin requirements in the securities market, there may be increased participation by speculators in the futures market that may also cause temporary price distortions.  A relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract.  The Fund will only engage in futures transactions when it is believed these risks are justified and will engage in futures transactions primarily for risk management purposes.

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Correlation Risk.  The prices of futures contracts depend primarily on the value of their underlying instruments.  Because there are a limited number of types of futures contracts, it is possible that the standardized futures contracts available to the Fund will not match exactly the Fund’s current or potential investments. The Fund may buy and sell futures contracts based on underlying instruments with different characteristics from the securities in which it typically invests--for example, by hedging investments in portfolio securities with a futures contract based on a broad index of securities--which involves a risk that the futures position will not correlate precisely with the performance of the Fund’s investments.

Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments closely correlate with the Fund’s investments. Futures prices are affected by factors such as current and anticipated short-term interest rates, changes in volatility of the underlying instruments and the time remaining until expiration of the contract. Those factors may affect securities prices differently from futures prices. Imperfect correlations between the Fund’s investments and its futures positions also may result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, and from imposition of daily price fluctuation limits for futures contracts. The Fund may buy or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or is considering purchasing in order to attempt to compensate for differences in historical volatility between the futures contract and the securities, although this may not be successful in all cases. If price changes in the Fund’s futures positions are poorly correlated with its other investments, its futures positions may fail to produce desired gains or result in losses that are not offset by the gains in the Fund’s other investments.

Margin Requirements

The buyer or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the buyer and seller are required to deposit “initial margin” for the benefit of the FCM when the contract is entered into. Initial margin deposits:

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Are equal to a percentage of the contract’s value, as set by the exchange on which the contract is traded;

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May be maintained in cash or certain other liquid assets by the Fund’s Custodian for the benefit of the FCM; and

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Are similar to good faith deposits or performance bonds.

Unlike margin extended by a securities broker, initial margin payments do not constitute purchasing securities on margin for purposes of the Fund’s investment limitations. If the value of either party’s position declines, that party will be required to make additional “variation margin” payments for the benefit of the FCM to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. In the event of the bankruptcy of the FCM that holds margin on behalf of the Fund, the Fund may be entitled to return of margin owed to the Fund only in proportion to the amount received by the FCM’s other customers. The Trust will attempt to minimize this risk by careful monitoring of the creditworthiness of the FCMs with which it does business and by depositing margin payments in a segregated account with the Trust’s custodian.

SEC Segregation Requirements

In addition to the margin restrictions discussed above, transactions in futures contracts may involve the segregation of funds pursuant to requirements imposed by the Securities and Exchange Commission (the “SEC”). Under those requirements, where the Fund has a long position in a futures contract, it may be required to establish a segregated account  (not with a futures commission merchant or broker) containing cash or certain liquid assets equal to the purchase price of the contract (less any margin on deposit).  However, segregation of assets is not required if the Fund “covers” a long position. For a short position in futures or forward contracts held by the Fund, those requirements may mandate the establishment of a segregated account (not with a futures commission merchant or broker) with cash or certain liquid assets that, when added to the amounts deposited as margin, equal the market value of the instruments underlying the futures contracts (but are not less than the price at which the short positions were established).

Liquidity Impact of Margin and SEC Segregation Requirements

Although the Fund will segregate cash and liquid assets in an amount sufficient to cover its open futures obligations, the segregated assets will be available to the Fund immediately upon closing out the futures position, while settlement of securities transactions could take several days. However, because the Fund’s cash that may otherwise be invested would be held uninvested or invested in other liquid assets so long as the futures position remains open, the Fund’s return could be diminished due to the opportunity losses of foregoing other potential investments.

ILLIQUID SECURITIES OR RESTRICTED SECURITIES  The Fund may invest up to 15% of its net assets in securities that are considered illiquid.  Illiquid securities may trade at a discount to comparable, more liquid investments and thereby restrict the ability of the Fund to dispose of its investments for a fair price in a timely fashion.  A stock will be deemed illiquid if the Fund cannot exit the entire position within seven trading days without materially impacting the stock price.  Illiquid securities pose more risk to Fund shareholders and therefore must be monitored closely by the Advisor.

REAL ESTATE INVESTMENT TRUSTS  The Fund may invest up to 10% of its asse t s in the securities of real estate investment trusts (REITs).  REITs offer investors greater liquidity and diversification than direct ownership of properties.  A REIT is a corporation or business trust that invests substantially all of its assets in interests in real estate.  In making an investment decisions regarding the purchase of REITs, the Advisor uses a similar investment analysis process as is used in the selection of individual securities, namely selecting undervalued securities using key valuation metrics and then performing  a detailed assessment of the REIT's management, strategy, financial statements and competition.  Equity REITs are those which purchase or lease land and buildings and generate income primarily from rental income.  Equity REITs may also realize capital gains (or losses) when selling property that has appreciated (or depreciated) in value.  Mortgage REITs are those that invest in real estate mortgages and generate income primarily from interest payments on mortgage loans.  Hybrid REITs generally invest in both real property and mortgages.  Unlike corporations, REITs do not pay income taxes if they meet certain IRS requirements.  Real estate related equity securities also include those insured by real estate developers, companies with substantial real estate holdings (for investment or as part of their operations), as well as companies whose products and services are directly related to the real estate industry, such as building supply manufacturers, mortgage lenders or mortgage servicing companies.  Like any investment in real estate, though, a REITs performance depends on several factors, such as its ability to find tenants, renew leases and finance property purchases and renovations.  Other risks associated with REIT investments include the fact that equity and mortgage REITs are dependent upon specialized management skills and are not fully diversified.  These characteristics subject REITs to the risks associated with financing a limited number of projects.  They are also subject to heavy cash flow dependency, defaults by borrowers, and self-liquidation.  Additionally, equity REITs may be affected by any changes in the value of the underlying property owned by the trusts, and mortgage REITs may be affected by the quality of any credit extended.  Because REITs employ an investment advisor and incur fees and expenses, such investments by the Fund will cause the Fund, and indirectly the Fund’s shareholders, to bear duplicate fees.

SHORT SALES  The Fund may sell a security short in anticipation of a decline in the market value of the security.  The Fund will sell a security short for investment purposes when the Advisor determines that the security is overvalued and anticipates a correction in the market price.  The Advisor may also sell securities short as a hedge against losses in the value of securities held by the Fund.  When a Fund engages in a short sale, it sells a security that it does not own. To complete the transaction, the Fund must borrow the security in order to deliver it to the buyer.  The Fund must replace the borrowed security by purchasing it at the market price at the time of replacement, which may be more or less than the price at which the Fund sold the security.  The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security.  The Fund will realize a profit if the security declines in price between those dates. Any potential gain is limited to the price at which the Fund sold the security short, and any potential loss is unlimited in size. The Fund will limit its investments in short sales to 15% of its total assets.

In connection with its short sales, a Fund will be required to maintain a segregated account with the Fund’s custodian of cash or high grade liquid assets equal to (i) the greater of the current market value of the securities sold short or the market value of such securities at the time they were sold short, less (ii) any collateral deposited with its broker (not including the proceeds from the short sales).  Depending on arrangements made with the broker or custodian, the Fund may not receive any payments (including interest) on collateral deposited with the broker or custodian.

Investment Restrictions

For the benefit of shareholders, the Fund has adopted the following restrictions, which are fundamental policies and cannot be changed without the approval of a majority of the Fund’s outstanding voting securities.

As used in this Statement of Additional Information as to any matter requiring shareholder approval, the phrase “majority of  the outstanding securities” means the vote at a meeting of (i) 67% or more of the shares present or represented, if the holders of more than 50% of the outstanding voting securities are present in person or represented by proxy, or (ii) more than 50% of the outstanding voting securities, whichever is less.

1.  Borrowing Money.  The Fund will not borrow money, except:  (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund’s total assets at the time when the borrowing is made.  This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions.

2.  Senior Securities.  The Fund will not issue senior securities.  This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund’s engagement in such activities is consistent with or permitted by the 1940 Act the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.  Section 18(f) of the 1940 Act generally prohibits a fund from issuing any senior security, except that a fund may borrow from a bank if the Fund has asset coverage of at least 300%.  The SEC has described certain types of fund portfolio transactions that it believes involve leverage and, therefore, could be deemed to create senior securities.  The SEC has stated, however, that a senior security will not be created if a fund either “covers” its obligations under these portfolio transactions by either owning or having the right to obtain the security underlying the transaction, or by maintaining a segregated asset account on the books of its custodian containing liquid assets equal in value to the fund’s potential exposure to the leveraged transaction.

3.  Underwriting.  The Fund will not act as underwriter of securities issued by other persons.  This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

4.  Real Estate.  The Fund will not purchase or sell real estate.  This limitation is not applicable to investments in marketable securities that are secured by or represent interests in real estate.  This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

5.  Commodities.  The Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments.  This limitation does not preclude the Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies, which are engaged in a commodities business or have a significant portion of their assets in commodities.

6.  Loans.  The Fund will not make loans to other persons, except:  (a) by loaning portfolio securities; (b) by engaging in repurchase agreements; or (c) by purchasing nonpublicly offered debt securities.  For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

7.  Concentration.  The Fund will not invest 25% or more of its total assets in a particular industry or group of industries.  The Fund will not invest 25% or more of its total assets in any investment company that concentrates.  This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

8.

Diversification.  The Fund will invest in the securities of any issuer only if, immediately after such investment, at least 75% of the value of the total assets of the Fund will be invested in cash and cash items (including receivables), Government securities, securities of other investment companies or other securities for the purposes of this calculation limited in respect of any one issuer to an amount (determined immediately after the latest acquisition of securities of the issuer) not greater in value than 5% of the value of the total assets of the Fund and to not more than 10% of the outstanding voting securities of such issuer.

With respect to the percentages adopted by the Trust as maximum limitations on its investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken.  This paragraph does not apply to the borrowing policy set forth in paragraphs 1 and 2 above.  In the event the Fund’s illiquid holdings exceed 15% of its net assets, the Fund will remedy the situation as promptly as possible, although it is not required to dispose of portfolio holdings immediately if the Fund would suffer losses as a result.

Notwithstanding any of the foregoing limitations, any investment company, whether organized as a trust, association or corporation, or a personal holding company, may be merged or consolidated with or acquired by the Trust with shareholder approval, provided that if such merger, consolidation or acquisition results in an investment in the securities of any issuer prohibited by said paragraphs, the Trust shall, within such reasonable time after the consummation of such merger, consolidation or acquisition as is necessary to preserve the tax-free nature of the transaction, dispose of all of the securities of such issuer so acquired or such portion thereof as shall bring the total investment therein within the limitations imposed by said paragraphs above as of the date of consummation.

The Fund has adopted the following restrictions, which are non-fundamental policies and can be changed without the approval of shareholders.  The Fund may not:

1.  Pledging.  The Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in limitation (1) above.  The Fund will not mortgage, pledge or hypothecate more than 1/3 of its assets as collateral for such borrowing, and immediately after such borrowing the Fund shall maintain asset coverage of 300% of all borrowing.  Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

2.  Borrowing.  The Fund will not purchase any security while borrowings (including reverse repurchase agreements) representing more than 5% of its total assets are outstanding.

3.  Margin Purchases.  The Fund will not purchase securities or evidences of interest thereon on “margin.”  This limitation is not applicable to short-term credit obtained by the Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving futures contracts, and other permitted investments and techniques.

4.  Options.  The Fund will not purchase or sell puts, calls, options or straddles.

5.  Illiquid Investments.  The Fund will not invest more than 15% of its net assets in securities for which there are legal or contractual restrictions on resale and other illiquid securities.

6.  80% Investment Policy.  The Fund has adopted a policy to invest at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in common stocks of small capitalization companies (defined as companies with market capitalizations of less than $3 billion at acquisition).  If the Fund no longer meets the 80% investment requirement, additional investments will be made in a manner that will bring the Fund into compliance.  Shareholders of the Fund  will be provided with at least 60 days’ prior notice of any change in the Fund’s policy.  The notice will be provided in a separate written document containing the following, or similar, statement in boldface type: “Important Notice Regarding Change in Investment Policy”.  The statement will also appear on the envelope in which the notice is delivered, unless the notice is delivered separately from other communications to the shareholder.  The Advisor, subject to the approval of the Board of Trustees, may change the definition of small capitalization companies.  Shareholders will be notified of any such change.

Investment Advisor and Other Services

Investment Advisor

Adirondack Research & Management Inc. (the “Advisor”) 2390 Western Avenue, Guilderland, NY 12084 acts as the investment advisor to the Fund.  The Advisor provides to the Fund such investment advice as the Board of Trustees deem advisable and furnishes a continuous investment program for the Fund consistent with the Fund’s investment objective and policies.  The Advisor determines the securities to be purchased for the Fund, the portfolio securities to be held or sold by the Fund and the portion of the Fund’s assets to be held uninvested, subject always to the Fund’s investment objective, policies and restrictions, as each of the same shall be from time to time in effect, and subject further to such policies and instructions as the Board may from time to time establish.  The annual fee accrues daily and is deducted from the daily average net assets of the Fund.

The Advisor retains the right to use the name “Adirondack” in connection with another investment company or business enterprise with which the Advisor is or may become associated.  The Trust’s right to use the name “Adirondack” automatically ceases ninety days after termination of the Agreement and may be withdrawn by the Advisor on ninety days written notice.

The Advisor (from its own resources) may make payments to banks or other financial institutions that provide shareholder services and administer shareholder accounts.  If a bank or other financial institution were prohibited from continuing to perform all or a part of such services, management of the Fund believes that there would be no material impact on the Fund or their shareholders.  Banks may charge their customers fees for offering these services to the extent permitted by applicable regulatory authorities, and the overall return to those shareholders availing themselves of the bank services will be lower than to those shareholders who do not.  The Fund may from time to time purchase securities issued by banks that provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.

The Advisor is entitled to receive an annual advisory fee of 1.25% of the Fund’s average daily net assets.  The Advisor has contractually agreed to defer its management fee and reimburse expenses to the extent necessary to maintain the Fund’s total annual operating expenses at 1. 48%. This deferral and reimbursement, should it be needed, will remain in place until July 31, 2012 ..  The Advisor’s obligation to reimburse expenses excludes brokerage costs, borrowing costs (such as interest and dividends on securities sold short), taxes, extraordinary expenses, and costs of acquired funds.  Each deferral or reimbursement by the advisor is subject to repayment by the Fund within the three fiscal years following the fiscal year in which that particular expenses is incurred, if the Fund is able to make the repayment without exceeding this expense limitation and the repayment is approved by the Board of Trustees.

For the fiscal years ended March 31, 2009 , March 31, 2010 and March 31, 2011, the Advisor earned management fees of $95,191 , $133,397 and $410,564 , of which $36,059 , $33,033 and $52,056 , respectively, were waived by the Advisor.

The Portfolio Managers

Mr. Matthew P. Reiner and Mr. Gregory Roeder (the “Portfolio Managers”) are responsible for the day-to-day management of the Fund.  As owners of the Advisor, Mr. Reiner and Mr. Roeder will receive a share of any profits realized by the Advisor.  This could be in the form of a salary or profit distributions.  As of March 31, 2011 , Mr. Reiner was responsible for the management of the following types of accounts in addition to the Fund:

Account Type	Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	28	$ 13,930,386	0	$0

As of March 31, 2011 , Mr. Roeder was responsible for the management of the following types of accounts in addition to the Fund:

Account Type	Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	28	$13,930,386	0	$0

Currently, the investment objectives and investment strategies of the Fund and the other accounts managed by the Portfolio Managers are not similar.  However, conflicts may arise in connection with their management of the Fund’s investments and the investments in the other accounts.  The Advisor has adopted the code of ethics as set forth by The CFA Institute. This code specifically addresses issues involving duties to clients and conflicts of interest. Furthermore, the Advisor maintains trading procedures that minimize the potential for conflicts. Further details of these procedures are outlined in the “Portfolio Transactions and Brokerage” section of this SAI. The Advisor is satisfied that the current policies and procedures of the Advisor are adequate to address conflicts of interest and protect the rights of shareholders.

The following table shows the dollar range of equity securities of the Fund beneficially owned by the portfolio managers in the Fund as of March 31, 2011 ..

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund
Matthew P. Reiner	Over $100,000
Gregory Roeder	Over $100,000

Custodian

The Huntington National Bank, a national banking association having its principal office at 41 South High Street, Columbus, Ohio 43215, is custodian of the Fund’s investments.  The custodian acts as the Fund’s depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Fund’s request and maintains records in connection with its duties.

Transfer Agent and Fund Accountant

Mutual Shareholder Services, LLC (“MSS”), 8000 Town Centre Drive Suite 400, Broadview Heights, OH 44147, acts as the Fund’s transfer agent.  MSS maintains the records of the shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of the Fund’s shares, acts as dividend and distribution disbursing agent and performs other transfer agent and shareholder service functions. MSS receives an annual fee from the Advisor of $11.50 per shareholder (subject to a minimum monthly fee of $775.00 per Fund) for these transfer agency services.

In addition, MSS provides the Fund with fund accounting services, which includes certain monthly reports, record-keeping and other management-related services. For its services as fund accountant, MSS receives an annual fee from the Advisor based on the average value of the Fund’s assets. These fees are: from $0 to $25 million in assets, the annual fee is $21,000; from $25 million to $50 million in assets, the annual fee is $30,500; from $50 million to $75 million in assets, the annual fee is $36,250; from $75 million to $100 million in assets, the annual fee is $42,000; from $100 million to $125 million in assets, the annual fee is $47,750; from $125 million to $150 million in assets, the annual fee is $53,500; and for assets above $150 million, the annual fee is $59,250.

For the fiscal years ended March 31, 2009 , March 31, 2010 and March 31, 2011 , MSS received $24,188 , $29,038 and $41,156, respectively , from the Fund or the Advisor for these fund accounting and transfer agent services.

Independent Registered Public Accounting Firm

The firm of Sanville & Company, 1514 Old York Road, Abington, PA 19001-2607, has been selected as the independent registered public accounting firm for the Trust for the fiscal year ending March 31, 2012 ..  Sanville & Company performs an annual audit of the Fund’s financial statements and provides financial, tax and accounting consulting services as requested.

Determination of Share Price

The price (net asset value) of the shares of the Fund is determined at the close of trading (normally 4:00 p.m. Eastern Time) on each day the New York Stock Exchange is open for business (the Exchange is closed on weekends, most federal holidays and Good Friday).  Equity securities generally are valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities.  Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued by a pricing service at the last quoted sale price.  Lacking a last sale price, an equity security is generally valued by a pricing service at its last bid price.  When market quotations are not readily available from a pricing service, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value, when restricted or illiquid securities are being valued, or when an event occurs after the close of trading (but prior to the time the NAV is calculated) that materially affects fair value, such securities are fair valued as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust.

Fixed income securities generally are valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities.  A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices.  If the Advisor decides that a price provided by a pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service, when restricted or illiquid securities are being valued, or when an event occurs after the close of trading (but prior to the time the NAV is calculated) that materially affects fair value, securities are valued at fair value as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board of Trustees.  Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

The Board of Trustees annually reviews and approves the use of the pricing services, including the methodology used by the pricing services to value securities.  The Board will initially approve and annually reapprove use of a pricing service if it is satisfied that the methodology used by the pricing service will result in the fair valuation of Fund securities.

Additional Tax Information

The Fund has qualified, and intends to continue to qualify, as a regulated investment company, or “RIC,” under the Internal Revenue Code of 1986, as amended.  Qualification generally will relieve the Fund of liability for federal income taxes.  If for any taxable year the Fund does not qualify for the special tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal tax at regular corporate rates (without any deduction for distributions to its shareholders).  In such event, dividend distributions would be taxable to shareholders to the extent of the Fund’s earnings and profits, and would be eligible for the dividends-received deduction for corporations.

The Fund’s net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards.   Capital losses incurred by the Fund in taxable years of the Fund beginning prior to January 1, 2011 may be carried forward to offset any capital gains for eight years, after which any undeducted capital loss remaining is lost as a deduction.  Pursuant to the Regulated Investment Company Modernization Act of 2010, capital losses, if any, incurred by the Fund in taxable years of the Fund beginning January 1, 2011 will have an indefinite carryover period.

Control Persons and Principal Holders of Securities

As of July 1, 2011 , the following persons were the owners of more than 5% of the outstanding shares of the Fund:

Name and Address	Percentage of Ownership	Type of Ownership
Charles Schwab 9601 East Panorama Circle Englewood, CO 80112-03441	46.55%	Record
National Financial Service Corp. 200 Liberty Street New York, NY 10271-1003	35.14%	Record
Ameritrade 1005 N. Ameritrade Place Bellevue, NE 68005	6.36%	Record

Shareholders owning more than 25% of the shares of the Fund are considered to “control” the Fund as that term is defined under the 1940 Act.  Persons controlling the Fund can determine the outcome of any proposal submitted to the shareholders for approval, including changes to the Fund’s fundamental policies or the terms of the management agreement with the Advisor.

Management Ownership

As of July 1, 2011 , all officers and trustees as a group owned 2.56 % of the outstanding shares of the Fund.

Trustees and Officers

The Board of Trustees supervises the business activities of the Trust.  Each Trustee serves until the termination of the Trust unless the Trustee dies, resigns, retires or is removed. As of the date of this SAI, the Fund is the only series in the “Fund Complex.”

The following table provides information regarding each Trustee who is not an “interested person” of the Trust, as defined in the 1940 Act.

Name, Address and Age	Position & Length of Time Served with the Trust	Principal Occupations and Directorships During Past 5 Years
Kevin Gallagher 2390 Western Avenue, Guilderland, NY 12084 Year of Birth: 1964	Trustee since March 2005	Owner and Managing Partner of Panurgy NY Metro, LLC (information technology services firm) since 2004.
Wade Coton 2390 Western Avenue, Guilderland, NY 12084 Year of Birth: 1968	Trustee since March 2005	Home Builder and Developer, Richard H. List, Inc. from 1995 to 2007; Home Builder and Developer, LDM Management Group Inc. since January 2007.
Norman Joseph Plourde 2390 Western Avenue, Guilderland, NY 12084 Year of Birth: 1963	Trustee since March 2005	Principal and General Manager of Operations , Ideal Wood Products since 2006. .

The following table provides information regarding each Trustee who is an “interested person” of the Trust, as defined in the 1940 Act, and each officer of the Trust.

Name, Address and Age	Position & Length of Time Served with the Trust	Principal Occupations and Directorships During Past 5 Years
Gregory A. Roeder 2390 Western Avenue, Guilderland, NY 12084 Year of Birth: 1963	President since March 2005	Principal, Adirondack Research & Management, Inc. from 200 4 to the present.
Jarrod H. Becker 617 Comstock Rd., Suite 2 Berlin, VT 05602 Year of Birth: 1977	Secretary since 2011; Chief Compliance Officer since 2010	Business Manager, Northern Vermont Resource Conservation and Development Council, Inc. (non-profit) since April 2005
Louis Morizio 2390 Western Avenue, Guilderland, NY 12084 Age: 51	Trustee since March 2005

Vice President, 1st Albany Mortgage from April 2010 to present;  Vice President, Berkshire Bank from January 2008 to December 2009;

President, Registered Investment Adviser, Center for Financial Planning from December 1994 to January 2008 ..

Matthew Reiner 2390 Western Avenue, Guilderland, NY 12084 Year of Birth: 1965	Treasurer and Principal Financial Officer since March 2005	Portfolio Manager, Adirondack Research & Management, Inc. from February 2005 to present.

The persons listed above (Roeder, Morizio, and Reiner) are “interested persons” of the Trust because they are officers of the Trust and /or owners of the Fund’s Advisor.

The Trust’s audit committee consists of Messrs. Gallagher , Coton and Plourde ..  The audit committee is responsible for appointing and setting compensation for the registered independent public accounting firm; overseeing the Fund’s accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; overseeing the quality and objectivity of the Fund’s financial statements and the independent audit of the financial statements; and acting as a liaison between the Fund’s independent public accountants and the full Board of Trustees. The audit committee met once during the fiscal year ended March 31, 2011 ..

The Trust is led by Kevin Gallagher, an Independent Trustee who has served as the Chairman of the Board since the Fund’s inception.  The Board of Trustees is comprised of Mr. Gallagher, Mr. Coton and Mr. Norman Plourde, each an Independent Trustee, and Mr. Louis Morizio,  an interested person because he is an owner of the Advisor.  Pursuant to the power delegated to the Chairman by the Trustees at the organizational meeting of the Board, the Chairman of the Board presides at all meetings of the Board and performs such other duties as are appropriate as Chairman.

The Trust has separate roles for the President of the Trust and Chairman of the Board because the Trustees believe that a Chairman that is not part of the management team brings a unique and independent perspective to the Board and enhances a culture where critical assessment and open dialogue among the Board members is encouraged.  The Board members believe that the Trust’s leadership structure consisting of an independent Chairman, together with the Audit Committee and the full Board of Trustees, is suitable for the Trust based on the fact that: (i) the Audit Committee supports the independent Trustees in acting independently in pursuing the best interests of the Fund and its shareholders, facilitates the timely and efficient consideration of all matters of importance to independent Trustees, the Fund, and Fund shareholders and facilitates compliance with legal and regulatory requirements; and (ii) as mentioned above, the Chairman sets a tone for the Board of independence in its oversight of management.

Mr. Coton received a Bachelors of Science in Civil Engineering from The University At Buffalo in 1990.  He was employed as a Junior Civil Engineer with Ecology and Environment Inc. from 1990 to 1992.  He also served as Associate Engineer in Anchorage, Alaska from 1992 to 1994.  Mr. Coton joined his family’s construction and homebuilding company, Richard H. List Inc., in 1995 as estimator, subcontractor and Field Supervisor.  Since January 2007, Mr. Coton has been a Principal in LDM Management Group Inc., a homebuilding and land development company.  He is competent to serve on the Board because of his extensive business experience.

Mr. Gallagher holds a Bachelors of Science from the State University of New York at Plattsburgh and a Masters of Business Administration from Fairleigh Dickinson University.  After obtaining his degrees, he held various senior level positions in General Management and National Sales at Coca-Cola Enterprises for 15 years.  He has been the Managing Partner of Panurgy NY Metro LLC since March 2004.  He also serves on the Board of Trustees of Focus America and Leadership Morris, both non-profit organizations.  He is competent to serve on the Board because of his extensive business and board membership experience.

Mr. Morizio holds an Associates Degree in Applied Science and Security Administration from Hudson Valley Community College and a Bachelors of Arts in Public Affairs from the University of Albany, State University of New York.  He has extensive experience in the financial services, business management and administration and banking and education industries, including serving as president and investment advisor for The Center for Financial Planning in Albany, NY from 1994-2008.   Mr. Morizio served as Vice President of Berkshire Bank, an independent banking institution based in Western Massachusetts, from 2008 to 2009. In 2010, Mr. Morizio became Vice President of 1st Albany Mortgage.   He holds designations as Certified Financial Planner (CFP®) and Accredited Investment Fiduciary Analyst (AIFA®) as well as licenses as a Series 24 General Securities Principal, Series 6 and 63 Registered Securities Representative, and Life, Accident and Health Insurance in New York, Massachusetts and Florida.  In addition to his service on the Board, Mr. Morizio is a past president of the Financial Planning Association of Eastern New York and currently services on Chairman’s Committee of that organization as well as a Wish Granter for the Make-a-Wish Foundation.  Mr. Morizio is competent to serve on the Board because of his understanding of financial products and markets and experience in the financial services industry.

Mr. Plourde graduated from Alfred State College in 1983 with an Associates of Science degree in Business Administration.  He transferred into the School of Business and Economics at Plattsburgh State University and graduated in 1985 with a Bachelors of Science in Business Administration.  In 1985, Mr. Plourde was hired as General Manager and Treasurer of P&R Truss Company until 2001 when that company was sold to Universal Forest Products.  In 2001, Mr. Plourde became a partner at Ideal Wood Products and was Treasurer until 2006, at which time he became a Principal partner and General Manager of Operations.  He is competent to serve on the Board  based on his extensive business experience.

As of December 31, 2010 , the Trustees owned the following amounts in the Fund:

Name of Trustee	Dollar Range of Securities in the Fund	Aggregate Dollar Range of Securities in Trust
Norman J. Plourde	Over $100,000	Over $100,000
Kevin Gallagher	$50,001 to $100,000	$50,001 to $100,000
Wade Coton	Over $100,000	Over $100,000
Louis Morizio	None	None

The following table describes the compensation paid to the Trustees of the Trust for the fiscal year ended March 31, 2011 ..  Trustees of the Fund who are deemed “interested persons” of the Trust receive no compensation from the Fund.

Name	Aggregate Compensation from the Fund	Total Compensation from Trust
Louis Morizio	$0	$0
Wade Coton	$ 1,500	$1,500
Kevin Gallagher	$ 1,500	$1,500
Norman Joseph Plourde	$ 1,250	$1,250

The Fund does not intend to pay any retainer fees to its officers for their services as such.  The directors who are not affiliated with the Advisor will be paid a fee of $ 500 for each meeting of the Board of Trustees that they attend, in addition to reimbursing all directors for travel and incidental expenses incurred by them in connection with their attendance at Board meetings.  Directors do not receive pension or retirement benefits.

Portfolio Transactions and Brokerage

Subject to policies established by the Board of Trustees, the Advisor is responsible for the Fund’s portfolio decisions and the placing of the Fund’s portfolio transactions.  In placing portfolio transactions, the Advisor seeks the best qualitative execution for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer.  The Advisor generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received.  The Advisor may not give consideration to sales of shares of the Fund as a factor in the selection of brokers and dealers to execute portfolio transactions.  However, the Advisor may place portfolio transactions with brokers or dealers that promote or sell the Fund’s shares so long as such placements are made pursuant to policies approved by the Fund’s Board of Trustees that are designed to ensure that the selection is based on the quality of the broker’s execution and not on its sales efforts.  For the fiscal years ended March 31, 2009 , March 31, 2010 and March 31, 2011 , the Fund paid brokerage commissions of $12,922 , $25,808 and $53,211 , respectively.

Soft dollar commissions for the fiscal year ended March 31, 2011 totaled $ 2,551.67  dollars on $ 40,025,210 in transactions.

The Advisor is specifically authorized to select brokers or dealers who also provide brokerage and research services to the Fund and/or the other accounts over which the Advisor exercises investment discretion and to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge if the Advisor determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided.  The determination may be viewed in terms of a particular transaction or the Advisor’s overall responsibilities with respect to the Trust and to other accounts over which it exercises investment discretion.

Research services include supplemental research, securities and economic analyses, statistical services and information with respect to the availability of securities or purchasers or sellers of securities and analyses of reports concerning performance of accounts.  The research services and other information furnished by brokers through whom the Fund effects securities transactions may also be used by the Advisor in servicing all of its accounts.  Similarly, research and information provided by brokers or dealers serving other clients may be useful to the Advisor in connection with its services to the Fund.  Although research services and other information are useful to the Fund and the Advisor, it is not possible to place a dollar value on the research and other information received.  It is the opinion of the Board of Trustees and the Advisor that the review and study of the research and other information will not reduce the overall cost to the Advisor of performing its duties to the Fund under the Agreement.

Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers, if the same or a better price, including commissions and executions, is available.  Fixed income securities may be purchased directly from the issuer, an underwriter or a market maker.  Purchases include a concession paid by the issuer to the underwriter and the purchase price paid to a market maker may include the spread between the bid and asked prices.

When the Fund and another of the Advisor’s clients seek to purchase or sell the same security at or about the same time, the Advisor may execute the transaction on a combined (“blocked”) basis.  Blocked transactions can produce better execution for the Fund because of the increased volume of the transaction.  If the entire blocked order is not filled, the Fund may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security.  Similarly, the Fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if the other client desires to sell the same portfolio security at the same time.  In the event that the entire blocked order is not filled, the purchase or sale will normally be allocated on a pro rata basis.  The allocation may be adjusted by the Advisor, taking into account such factors as the size of the individual orders and transaction costs, when the Advisor believes an adjustment is reasonable.

Financial Statements

The financial statements and independent auditors’ report required to be included in this Statement of Additional Information will be incorporated herein by reference to the Fund’s Annual Report to Shareholders dated March 31, 2011 ..  You can obtain the Annual Report without charge by calling the Fund at 1-888-686-2729.